UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6489

Dreyfus Florida Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

P:\Word Processing\NCSR Documents for Filings\740\form-ncsr740.doc-037

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus

Florida Intermediate Municipal Bond Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
21	Report of Independent Auditors
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Florida Intermediate
Municipal Bond Fund
The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This annual report for Dreyfus Florida Intermediate Municipal Bond Fund covers the 12-month period from January 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Scott Sprauer.

The municipal bond market ended 2003 exhibiting much of the same strong performance and underpinnings with which it began the year. In fact, despite stubborn fiscal pressures affecting many states and municipalities, 2003 marked the fourth consecutive calendar year of generally positive total returns from municipal bonds.

While recent market developments suggest to us that interest rates are more likely to rise in 2004 than to drop further, we continue to believe that municipal bonds deserve a prominent place in tax-conscious investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2004

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2003, the fund achieved a total return of 4.00%.1 The Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.45% for the same period.2 In addition, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported the Lipper category was 3.44%.3

Despite market weakness in the summer caused by concerns regarding the potential impact of stronger economic growth, the fund finished 2003 with positive total returns.The fund produced lower returns than its benchmark, which contains bonds from many states, not just Florida, and does not reflect fees and expenses. However, the fund outperformed its Lipper category average, primarily due to our emphasis on what we consider to be relatively defensive securities in times of heightened market volatility.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund’s shares to be exempt from the Florida intangible personal property tax.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

2003 was a year of two disparate halves. Municipal bonds rallied during the first six months of the year as short-term interest rates declined to a 45-year low.The second half began with one of the most severe six-week declines in the municipal bond market’s history, when many investors reacted negatively to stronger than expected economic data. While the market remained volatile, municipal bonds regained much of their lost value by year-end.

In this environment, we made few changes to the fund, choosing to maintain what we believe to be a relatively defensive investment posture. For example, we generally have set the fund’s average duration in a range we consider to be in line with the Lipper category average. In addition, when making new purchases, we have focused primarily on higher-quality, premium-priced bonds that historically have held up better during market declines.

Although the weak economy affected all states to some degree, Florida has fared better than most.The state’s economy continues to be supported by tourism, which has recovered toward record levels since experiencing a sharp drop after September 11. As a result, sales tax revenues recently have exceeded budgeted forecasts, enabling the state to add to its Budget Stabilization Fund.

What is the fund’s current strategy?

With the federal funds rate currently at a 45-year low, we believe that rates are unlikely to fall further. Indeed, a stronger U.S. economy eventually may cause interest rates to begin to rise.While we believe that Florida’s fiscal condition should remain sound over the near term, we are concerned about longer-term challenges involving a rising population and the need to fund Florida’s school districts. Accordingly, we have continued to maintain what we believe is a relatively defensive investment posture.

January 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year, tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds comprising the average.

T h e F u n d 5

F U N D P E R F O R M A N C E

Average Annual Total Returns as	of 12/31/03
	1 Year	5 Years	10 Years

Fund	4.00%	4.65%	4.61%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Florida Intermediate Municipal Bond Fund on 12/31/93 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained

S TAT E M E N T O F I N V E S T M E N T S

D e c e m b e r 3 1 , 2 0 0 3

	Principal
Long-Term Municipal Investments—98.7%	Amount ($)	Value ($)

Florida—92.5%
Alachua County Health Facilities Authority, Health
Facilities Revenue (Shands Teaching Hospital)
5.20%, 12/1/2007 (Insured; MBIA)	1,700,000	1,870,544
Boynton Beach, Utility Systems Revenue
5.375%, 11/1/2008 (Insured; FGIC)	1,000,000	1,112,360
Brevard County Health Facilities Authority, Revenue
(Holmes Regional Medical Center)
5.30%, 10/1/2007 (Insured; MBIA)	3,000,000	3,283,440
Brevard County Housing Finance Authority, MFHR
(Windover Oaks) 6.90%, 2/1/2027	2,000,000	2,155,680
Broward County School Board, COP:
5.375%, 7/1/2013 (Insured; FSA)	4,370,000	4,926,345
5.50%, 7/1/2014 (Insured; FSA)	4,715,000	5,375,383
Capital Projects Finance Authority, Student Housing
Revenue (Capital Projects Loan Program)
5.50%, 10/1/2016 (Insured; MBIA)	4,285,000	4,672,278
Celebration Community Development District,
Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)	315,000	319,734
Charlotte County, Utility Revenue
5.40%, 10/1/2008 (Insured; FGIC)	1,210,000	1,344,080
Clay County Housing Finance Authority, Revenue
(Multi-County Program) 4.85%, 10/1/2011
(Collateralized: FNMA & GNMA)	1,205,000	1,274,119
Collier County, Capital Improvement Revenue:
5.75%, 10/1/2006 (Insured; MBIA)	1,985,000	2,089,987
5.85%, 10/1/2007 (Insured; MBIA)	2,105,000	2,218,396
Dade County:
Special Obligation Revenue:
(Solid Waste System)
6%, 10/1/2006 (Insured; AMBAC)	2,565,000	2,852,331
Zero Coupon, 10/1/2010 (Insured; AMBAC)	6,825,000	5,408,881
Water and Sewer Systems Revenue
6.25%, 10/1/2011 (Insured; FGIC)	2,115,000	2,566,679
Escambia County Health Facilities Authority, Revenue
(Ascension Health Credit Group) 5.25%, 11/15/2013	2,000,000	2,222,500
Florida Board of Education:
Capital Outlay (Public Education):
5.50%, 6/1/2010	5,725,000	6,259,314
5.50%, 6/1/2018	5,000,000	5,588,450

T h e F u n d 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Florida Board of Education (continued):
Lottery Revenue:
5.25%, 7/1/2018 (Insured; FGIC)	9,330,000	10,205,621
5.25%, 7/1/2018 (Insured; FGIC)	2,500,000	2,759,225
5.25%, 7/1/2019 (Insured; FGIC)	3,675,000	4,001,708
Florida Department of Environmental Protection, Revenue
5.75%, 7/1/2009 (Insured; FGIC)	5,100,000	5,908,452
Florida Municipal Loan Council, Revenue:
5.25%, 5/1/2015 (Insured; MBIA)	2,025,000	2,271,564
(North Miami Beach Water)
5.375%, 8/1/2018 (Insured; MBIA)	1,990,000	2,223,526
Florida Municipal Power Agency, Revenue
(Stanton II) 5.50%, 10/1/2015 (Insured; AMBAC)	3,635,000	4,153,642
Florida Ports Financing Commission, Revenue
(Transportation Trust Fund—Intermodal Program)
5.50%, 10/1/2016	1,745,000	1,916,481
Halifax Hospital Medical Center, HR
5%, 10/1/2010 (Insured; MBIA)	1,750,000	1,923,810
Hialeah Gardens, IDR (Waterford Convalescent)
7.875%, 12/1/2007	510,000	516,727
Hillsborough County, Utility Revenue:
Zero Coupon, 8/1/2006 (Insured; MBIA)	5,000,000	4,774,800
5.50%, 8/1/2011 (Insured; AMBAC)	2,000,000	2,317,420
5.50%, 8/1/2014 (Insured; AMBAC)	3,205,000	3,753,824
Hillsborough County Industrial Development Authority
HR (Tampa General Hospital) 5.25%, 10/1/2015	3,000,000	3,128,850
Hillsborough County School Board, COP
5%, 7/1/2016 (Insured; MBIA)	2,625,000	2,825,419
Hillsborough County School District, Sales Tax Revenue
5.375%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,693,395
Indian Trace Community Development District
(Water Management—Special Benefit)
5.375%, 5/1/2005 (Insured; MBIA)	2,265,000	2,388,080
Jacksonville:
Guaranteed Entitlement Revenue
(Refunding & Improvement)
5.375%, 10/1/2016 (Insured; FGIC)	3,080,000	3,471,037
Sales Tax Revenue:
5.50%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,714,050
5.50%, 10/1/2015 (Insured; AMBAC)	1,500,000	1,702,005
(River City Renaissance)
5.125%, 10/1/2018 (Insured; FGIC)	2,500,000	2,675,550

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)	1,000,000	1,075,800
Lakeland, Electric and Water Revenue 5.90%, 10/1/2007	2,385,000	2,716,110
Lee County, Transportation Facilities Revenue
5.50%, 10/1/2015 (Insured; AMBAC)	2,500,000	2,836,675
Martin County, Utility System Revenue:
5.50%, 10/1/2011 (Insured; FGIC)	1,000,000	1,160,800
5.50%, 10/1/2012 (Insured; FGIC)	1,065,000	1,239,554
5.50%, 10/1/2013 (Insured; FGIC)	1,485,000	1,733,544
Miami:
5.80%, 12/1/2005 (Insured; FGIC)	1,340,000	1,450,778
Homeland Defense/Neighborhood
5.50%, 1/1/2016 (Insured; MBIA)	7,495,000	8,424,605
Miami-Dade County:
Public Service Tax Revenue
(Umsa Public Improvements)
5.50%, 4/1/2016 (Insured; AMBAC)	2,190,000	2,477,087
Water & Sewer Revenue
5%, 10/1/2010 (Insured; MBIA)	2,000,000	2,254,400
Miami-Dade County School Board, COP
5.25%, 8/1/2008 (Insured; AMBAC)	2,500,000	2,809,875
Northern Palm Beach County Improvement District
(Water Control & Improvement Unit Development)
5.75%, 8/1/2014	1,020,000	1,056,343
Orange County, Tourist Development Tax Revenue:
5.50%, 10/1/2011 (Insured; AMBAC)	3,030,000	3,447,261
5%, 10/1/2015 (Insured; AMBAC)	1,010,000	1,098,052
Orange County Health Facilities Authority, HR
(Orlando Regional Healthcare) 6.25%, 10/1/2011
(Insured; MBIA, Escrowed to Maturity)	1,770,000	2,154,533
Orlando Utilities Commission, Water and Electric Revenue:
5.75%, 10/1/2005	2,000,000	2,150,020
5.80%, 10/1/2006	6,030,000	6,682,205
5.80%, 10/1/2007	1,175,000	1,332,626
Osceola County Industrial Development
Authority, Revenue (Community Provider
Pooled Loan Program) 8%, 7/1/2004	279,000	280,356
Palm Beach County:
Criminal Justice Facilities Revenue
5.375%, 6/1/2010 (Insured; FGIC)	1,825,000	2,092,746
(Land Acquisition Program) 5.375%, 6/1/2014	1,000,000	1,134,860
Public Improvement Revenue (Convention Center)
5.50%, 11/1/2013 (Insured; FGIC)	1,785,000	2,048,073

T h e F u n d 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Palm Beach County School Board, COP:
5.25%, 8/1/2014 (Insured; FSA)	4,500,000		5,046,075
6%, 8/1/2016
(Insured; FGIC, Prerefunded 8/1/2010)	4,000,000	[a]	4,786,680
5.50%, 8/1/2018 (Insured; FSA)	4,910,000		5,499,151
Palm Beach County Solid Waste Authority, Revenue
5.50%, 10/1/2006 (Insured; AMBAC)	3,000,000		3,298,560
Pinellas County Health Facilities Authority,
Health Systems Revenue (Baycare Health)
5%, 11/15/2012 (Insured; MBIA)	6,410,000		7,153,175
Plant City, Utility Systems Revenue
(Improvement) 6%, 10/1/2015 (Insured; MBIA)	2,200,000		2,670,052
Plantation, Revenue (Public Improvement Projects)
5.375%, 8/15/2011 (Insured; FSA)	5,370,000		6,183,662
Reedy Creek Improvement District, Utilities Revenue
5.25%, 10/1/2014 (Insured; MBIA)	3,000,000	[b]	3,447,960
Sunrise, Public Facilities Revenue
6.20%, 10/1/2004 (Insured; MBIA)	1,000,000		1,014,230
Tampa, Cigarette Tax Allocation (H Lee Moffitt Cancer)
5%, 3/1/2008 (Insured; AMBAC)	2,000,000		2,218,540
Tampa Bay, Water Utility Systems Revenue
5.125%, 10/1/2015 (Insured; FGIC)	3,205,000		3,521,045
Volusia County School Board, Sales Tax Revenue
5.375%, 10/1/2015 (Insured; FSA)	4,000,000		4,536,680
Volusia County Special Assessment
(Bethune Beach Wastewater Project)
6.875%, 7/1/2005	55,000		56,982
U.S. Related—6.2%
Children’s Trust Fund of Puerto Rico,
Tobacco Settlement Revenue:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	1,000,000	[a]	1,175,180
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	3,000,000	[a]	3,525,540

			Principal
Long-Term Municipal Investments (continued)			Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth Highway and
Transportation Authority, Revenue:
Highway 5.50%, 7/1/2013 (Insured; MBIA)			2,500,000	2,930,925
Transportation 5.25%, 7/1/2012 (Insured; MBIA)			2,440,000	2,742,389
Puerto Rico Commonwealth Public Improvement
5.50%, 7/1/2013 (Insured; FSA)			2,000,000	2,344,740
Virgin Islands Public Finance Authority, Revenue
5.625%, 10/1/2010			2,000,000	2,177,760
Total Long-Term Municipal Investments
(cost $	221,510,509)			237,851,316

			Principal
Short-Term Municipal Investments—1.2%			Amount ($)	Value ($)

Orange County School Board, COP, VRDN 1.30%
(Insured; AMBAC)
(cost $	3,000,000)		3,000,000 [c]	3,000,000

Total Investments (cost $		224,510,509)	99.9%	240,851,316
Cash and Receivables (Net)			.1%	301,968
Net Assets			100.0%	241,153,284

T h e F u n d 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance		GNMA	Government National Mortgage
	Corporation			Association
COP	Certificate of Participation		HR	Hospital Revenue
FGIC	Financial Guaranty Insurance		IDR	Industrial Development Revenue
	Company		MBIA	Municipal Bond Investors Assurance
FNMA	Federal National Mortgage			Insurance Corporation
	Association		MFHR	Multi-Family Housing Revenue
FSA	Financial Security Assurance		VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)

AAA	Aaa		AAA	84.6
AA	Aa		AA	11.2
BBB	Baa		BBB	2.2
F-1	MIG1, P1		SP1, A1	1.2
Not Rated [d]	Not Rated [d]		Not Rated [d]	.8
				100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Purchased on a delayed delivery basis.
c	Security payable on demand.Variable interest rate—subject to periodic change.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

D e c e m b	e r	3	1 , 2 0 0	3

Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	224,510,509	240,851,316
Cash	453,966
Interest receivable	3,496,615
Receivable for shares of Beneficial Interest subscribed	125
Prepaid expenses	12,965
244,814,987

Liabilities ($):
Due to The Dreyfus Corporation and affiliates	129,481
Payable for investment securities purchased	3,431,610
Payable for shares of Beneficial Interest redeemed	26,411
Accrued expenses and other liabilities	74,201
3,661,703

Net Assets (	$)	241,153,284

Composition of Net Assets ($):
Paid-in capital	224,446,395
Accumulated net realized gain (loss) on investments	366,082
Accumulated gross unrealized appreciation on investments	16,340,807

Net Assets (	$)	241,153,284

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	17,695,709
Net Asset Value,	offering and redemption price per share—Note 3(d) ($)	13.63

See notes to financial statements.

T h e F u n d 13

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d D e c e m b e r	3 1 , 2 0 0 3

Investment Income ($):
Interest Income		10,919,068
Expenses:
Management fee—Note 3(a)		1,477,987
Shareholder servicing costs—Note 3(b)		298,299
Professional fees		52,172
Trustees’ fees and expenses—Note 3(c)		42,014
Custodian fees		28,459
Prospectus and shareholders’ reports		22,768
Registration fees		12,267
Loan commitment fees—Note 2		2,644
Miscellaneous		20,273
Total Expenses		1,956,883
Investment Income—Net		8,962,185

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		1,152,267
Net unrealized appreciation (depreciation) on investments		(485,125)
Net Realized and Unrealized Gain (Loss) on Investments		667,142
Net Increase in Net Assets Resulting from Operations		9,629,327

See notes to financial statements.

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Year Ended December 31,

	2003	2002

Operations ($):
Investment income—net	8,962,185	10,098,295
Net realized gain (loss) on investments	1,152,267	2,045,356
Net unrealized appreciation (depreciation)
on investments	(485,125)	9,139,066
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,629,327	21,282,717

Dividends to Shareholders from ($):
Investment income—net	(8,944,310)	(10,094,653)
Net realized gain on investments	(899,421)	(1,957,220)
Total Dividends	(9,843,731)	(12,051,873)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	16,801,817	23,598,891
Dividends reinvested	6,700,112	8,274,938
Cost of shares redeemed	(36,944,468)	(41,408,231)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(13,442,539)	(9,534,402)
Total Increase (Decrease) in Net Assets	(13,656,943)	(303,558)

Net Assets ($):
Beginning of Period	254,810,227	255,113,785
End of Period	241,153,284	254,810,227

Capital Share Transactions (Shares):
Shares sold	1,237,705	1,755,857
Shares issued for dividends reinvested	492,753	615,666
Shares redeemed	(2,717,695)	(3,090,482)
Net Increase (Decrease) in Shares Outstanding	(987,237)	(718,959)

See notes to financial statements.

T h e F u n d 15

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value, beginning of period	13.64	13.15	13.21	12.85	13.59
Investment Operations:
Investment income—net	.49[b]	.53[b]	.58[b]	.59	.59
Net realized and unrealized
gain (loss) on investments	.04	.60	(.01)	.36	(.74)
Total from Investment Operations	.53	1.13	.57	.95	(.15)
Distributions:
Dividends from investment income—net	(.49)	(.53)	(.58)	(.59)	(.59)
Dividends from net realized
gain on investments	(.05)	(.11)	(.05)	—	.00[c]
Total Distributions	(.54)	(.64)	(.63)	(.59)	(.59)
Net asset value, end of period	13.63	13.64	13.15	13.21	12.85

Total Return (%)	4.00	8.75	4.37	7.58	(1.16)

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.79	.80	.78	.81	.81
Ratio of net investment income
to average net assets	3.64	3.96	4.33	4.59	4.42
Portfolio Turnover Rate	20.68	33.26	22.97	11.45	10.61

Net Assets, end of period ($ x 1,000)	241,153	254,810	255,114	261,174	287,162

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended December 31, 2001 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

T h e F u n d 17

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,818 during the period ended December 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $366,082 and unrealized appreciation $16,340,807.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2003 and December 31, 2002, respectively, were as follows: tax exempt income of $8,944,310 and $10,094,653, ordinary income of $0 and $1,954 and long-term capital gains $899,421 and $1,955,266.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $17,875, increased net realized gain (loss) on investments by $18,806 and decreased paid in capital by $931. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2003, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder

T h e F u n d 19

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2003, the fund was charged of $160,721 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2003, the fund was charged $92,474 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended December 31, 2003, redemption fees charged and retained by the fund amounted to $1,861.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2003, amounted to $50,075,482 and $56,210,577, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $224,510,509; accordingly, accumulated gross unrealized appreciation on investments was $16,340,807.

R E P O R T O F I N D E P E N D E N T A U D I T O R S

Shareholders and Board of Trustees

Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2004

T h e F u n d 21

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2003:

  all the dividends paid from investment income-net during the fiscal year ended December 31, 2003 as “exempt-interest dividends” (not subject to regular federal income tax and, for residents of Florida, not subject to taxation by Florida), and the fund hereby designates $.0053 per share as a long-term capital gain distribution paid on August 7, 2003 and also designates $.0454 per share as a long-term capital gain distribution paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
Gordon J. Davis (62)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner of the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25
———————
David P. Feldman (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51
———————
Lynn Martin (64)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women
Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations
No. of Portfolios for which Board Member Serves: 10

T h e F u n d 23

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Daniel Rose (74)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Philip L.Toia (70)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 10
———————
Sander Vanocur (75)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President of Old Owl Communications
No.of Portfolios for which Board Member Serves: 21
———————
Anne Wexler (73)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler Group, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29
———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Eugene McCarthy, Emeritus Board Member

24

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 95 investment
companies (comprised of 185 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 95
investment companies (comprised of 185
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 96 investment companies (comprised
of 201 portfolios) managed by the Manager.
He is 57 years old and has been an employee
of the Manager since June 1977.
MICHAEL A. ROSENBERG, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 93 investment companies
(comprised of 194 portfolios) managed by the
Manager. He is 43 years old and has been an
employee of the Manager since October 1991.
STEVEN F. NEWMAN, Assistant Secretary
since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 96
investment companies (comprised of 201
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 96 investment
companies (comprised of 201 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.
GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 29
investment companies (comprised of 58
portfolios) managed by the Manager. He is 44
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 96 investment companies
(comprised of 201 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 91 investment companies (comprised of 196
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998. Prior to
joining the Distributor, he was a Vice President
of Compliance Data Center, Inc.

T h e F u n d 25

For More Information

Dreyfus
Florida Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

740AR1203

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,900 in 2002 and $25,900 in 2003.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2002 and $0 in 2003.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonable related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2002 and $288,500 in 2003.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On or after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,609 in 2002 and $2,354 in 2003. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies

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The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2002 and $0 in 2003. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2002 and $0 in 2003.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2002 and $521,764 in 2003.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 10. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	February 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	February 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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